SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:                 [  ]  Confidential, For Use of the
[  ]   Preliminary Proxy Statement               Commission  Only (as permitted
[X]    Definitive Proxy Statement                by Rule 14a-6(e)(2))
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Glenborough Realty Trust Incorporated
                (Name of registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5)  Total fee paid:


[  ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                      GLENBOROUGH REALTY TRUST INCORPORATED
                    Notice Of Annual Meeting Of Stockholders
                             To Be Held May 15, 1997

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Glenborough Realty Trust Incorporated (the "Company") will be held on Thursday, May 15, 1997 at 10:00 a.m. local time, at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California, to consider and vote upon the following matters:

     1. To elect five directors to the Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are qualified.

     2. To ratify and approve amendments to the Company's 1996 Stock Incentive Plan.

     3. To ratify the retention of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

     4. To transact such other business as may properly come before the Annual Meeting and at any postponements or adjournments thereof.

     The foregoing items of business, including the nominees for directors, are more fully described in the proxy statement which is attached and made part of this Notice. The Board of Directors has fixed the close of business on March 21, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     All stockholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage paid, return-addressed envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Annual Meeting can be held. Stockholders who attend the Annual Meeting may revoke a prior proxy and vote in person as set forth in the Proxy Statement.

    THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

                                 By Order of the Board of Directors

                                 /s/ Robert Batinovich

                                 ROBERT BATINOVICH
                                 Robert Batinovich,
                                 President and Chief Executive Officer
San Mateo, California
April 7, 1997

                Mailed to Stockholders on or about April 7, 1997

                      GLENBOROUGH REALTY TRUST INCORPORATED
                      400 South El Camino Real, 11th Floor
                        San Mateo, California 94402-1708
                  _____________________________________________

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 15, 1997
                 _____________________________________________

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the Company of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California, on May 15, 1997 at 10:00 a.m. local time and at any and all postponements or adjournments thereof.

Revocability of Proxies

         Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date or by giving written notice of revocation to the Company at the Company's address indicated above (to the attention of Janet Nelson) or by voting in person at the Annual Meeting. Any notice of revocation sent to the Company must include the stockholder's name and must be received prior to the Annual Meeting to be effective.

Solicitation and Voting of Proxies

         The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

         The presence at the Annual Meeting, either in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Holders of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), are entitled to vote at the Annual Meeting. The close of business on March 21, 1997 has been fixed as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters to be voted upon at the Annual Meeting. As of the Record Date, there were 13,161,553 shares of Common Stock outstanding.

         Stockholder votes will be tabulated by the person or persons appointed by the Board to act as inspector of election for the Annual Meeting. The New York Stock Exchange permits member organizations to give proxies, whether or not instructions have been received from beneficial owners, to vote as to the election of directors and also on matters of the type contained in Proposal Nos. 2 and 3. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the holder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR the election of each of the five nominees for director named below and FOR Proposal Nos. 2 and 3.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information known to the Company regarding beneficial ownership of shares of Common Stock as of the Record Date by (i) each director and each of the executive officers named in the Executive Compensation table below, (ii) all directors and executive officers as a group, and (iii) each person known by the Company to beneficially own more than 5% of the Company's Common Stock.

                                              Amount and
                                              Nature of          Percentage of           Percentage of Shares
     Name and Business Address of             Beneficial            Shares             Outstanding and Operating
           Beneficial Owner                  Ownership(1)       Outstanding(2)         Partnership Interests(3)
----------------------------------------   -----------------  --------------------  --------------------------------
Robert Batinovich (4)(5)                       1,081,821                 8.1%                    7.8%
Andrew Batinovich (4)(6)                         299,408                 2.3%                    2.2%
Frank E. Austin (4)(7)                             7,787                 *                       *
Sandra L. Boyle (4)(8)                             5,277                 *                       *
Terri Garnick(4)                                   5,750                 *                       *
Stephen R. Saul (4)                                1,150                 *                       *
Patrick Foley (9)                                  6,250                 *                       *
Richard A. Magnuson (10)                           6,000                 *                       *
Laura Wallace (11)                                 7,000                 *                       *
All directors and executive officers
      as a group (10 persons) (12)              1,420,443               10.7%                   10.3%
FMR Corp. (13)                                   577,800                 4.4%                    4.2%

*      less than 1%

 (1) Certain of the officers hold or control, in the aggregate, limited partnership interests representing approximately 21.0% of Glenborough Partners, a California limited partnership ("Partners"). In turn, Partners is a 99% limited partner of GPA, Ltd., a California limited partnership
      ("GPA"), which holds approximately a 4.8% interest in Glenborough Properties, L.P., a California limited partnership (the "Operating Partnership"), in which the Company has a 1% general partnership interest and approximately a 90.2% limited partnership interest. Such officers, through their interest in Partners, share indirectly, with the Company, in the net income or loss and any distributions of the Operating Partnership. Pursuant to the partnership agreement of the Operating Partnership, GPA holds certain redemption rights under which its interest in the Operating Partnership could at some point be redeemed in exchange for shares of the Company's Common Stock.
 (2) Assumes conversion of only the limited partnership interests in the Operating Partnership owned by such owner indirectly (through its interest in Partners and Partners' interest in GPA) or directly into shares of the Company's Common Stock. The total number of shares outstanding used in calculating this percentage assumes that none of the other limited partnership interests are converted into shares of the Company's Common Stock.
 (3) Assumes conversion of all outstanding limited partnership interests in the Operating Partnership (other than the limited partnership interests owned by the Company) into shares of the Company's Common Stock.
 (4) The business address of such person is 400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708.
 (5) Includes 12,727 shares of the Company's Common Stock that may be issued upon redemption of Robert Batinovich's interest in the Operating Partnership. Includes 114,659 shares of the Company's Common Stock that may be issued upon the redemption of GPA's interest in the Operating Partnership, which represents Robert Batinovich's portion of all shares of the Company's Common Stock that may be issued to GPA upon such redemption. Excludes 51,855 shares of the Company's Common Stock held by S.S. Rainbow, a California limited partnership ("S.S. Rainbow") in which Robert Batinovich's adult son, Andrew Batinovich, is general partner, and his daughter, Angela Batinovich, is a limited partner, which represents Angela Batinovich's portion of all shares of the Company's Common Stock held by S.S. Rainbow. Also excludes (i) 2,125 shares of the Company's Common Stock that may be issued upon the redemption of GPA's interest in the Operating Partnership, which represents Angela Batinovich's portion of all shares of the Company's Common Stock that may be issued to GPA upon such redemption and (ii) 1,000 shares of the Company's Common Stock, both of which are held by a trust as to which Angela Batinovich is sole beneficiary and an independent third party is trustee.

 (6) Includes 4,759 shares of the Company's Common Stock that may be issued upon the redemption of GPA's interest in the Operating Partnership, which represents Andrew Batinovich's portion of all shares of the Company's Common Stock that may be issued to GPA upon such redemption. Also includes 104,757 shares of the Company's Common Stock held by S.S. Rainbow in which Andrew Batinovich is sole general partner and his sister, Angela Batinovich, is a limited partner. Of the total shares held by S.S. Rainbow, Andrew Batinovich's pro rata portion is 52,902 shares and Angela Batinovich's pro rata portion is 51,855. Angela Batinovich's 51,855 shares (beneficially owned through her interest in S.S. Rainbow) are not attributed to Robert Batinovich (her father), but only to Andrew Batinovich (the general partner of S.S. Rainbow) for purposes of this table.
 (7) Includes 387 shares of the Company's Common Stock that may be issued upon the redemption of GPA's interest in the Operating Partnership, which represents Frank E. Austin's portion of all shares of the Company's Common Stock that may be issued to GPA upon such redemption.
 (8) Includes 277 shares of the Company's Common Stock that may be issued upon the redemption of GPA's interest in the Operating Partnership, which represents Sandra L. Boyle's portion of all shares of the Company's Common Stock that may be issued to GPA upon such redemption.
 (9) The business address of such person is DHL Airways, Inc., 333 Twin Dolphin Drive, Redwood City, CA 94065.
(10) The business address of such person is 9744 Wilshire Blvd., Suite 302, Beverly Hills, CA 90212.
(11) The business address of such person is Public Employees Retirement System of Nevada, 693 West Nye Lane, Carson City, NV 89703.
(12) Includes 132,809 shares of the Company's Common Stock that may be issued upon the redemption of Mr. Batinovich's and GPA's interest in the Operating Partnership, which includes all officers' and directors' aggregate portion of all shares of the Company's Common Stock that may be issued to GPA upon such redemption.
(13) Share amount as reported on Schedule 13G filed with the Securities and Exchange Commission and dated February 11, 1997. Fidelity Management & Research Company ("Fidelity"), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. ("FMR") and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 (the "Investment Act"), is the beneficial owner of 548,800 shares of such Common Stock as a result of acting as investment adviser to various investment companies. The ownership of one investment company, Fidelity Real Estate Investment Portfolio, 82 Devonshire Street, Boston, Massachusetts 02109, amounted to 537,400 shares of Common Stock. Edward C. Johnson 3d, FMR, through its control of Fidelity, and the Funds each has sole power to dispose of the 548,000 shares owned by the Funds. Neither FMR nor Edward C. Johnson 3d, Chairman of FMR, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Fidelity Management Trust Company ("Fidelity Trust"), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 29,000 shares of such Common Stock as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR, through its control of Fidelity Trust, each has sole voting and dispositive power over 29,000 shares of Common Stock owned by the institutional account(s) as reported above.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of five directors. The Board of Directors of the Company has nominated, and recommends for election as directors, the five persons named below, all five of whom are currently serving as directors of the Company, each to hold office until the next Annual Meeting and until each such director's successor is duly elected and qualified. Unless authority is withheld or any nominee is unwilling or unable to serve, which the Board of Directors does not expect, the persons named in the enclosed proxy will vote such proxy for the election of the nominees listed below. The Board of Directors has no reason to believe that any nominee will be unable to serve. The affirmative vote of a plurality of the shares of Common Stock present or represented to vote at the Annual Meeting is necessary to elect each director nominee. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Information Regarding Director Nominees

Certain information about each of the director nominees is furnished below:

         Robert Batinovich has served as the Company's Chairman, President and Chief Executive Officer since the Company began operations on December 31, 1995. He also was the founder of Glenborough Corporation and certain of its affiliates, and has been engaged in real estate investment and management, and corporate finance, since 1970. He served as President, Chief Executive Officer and Chairman of Glenborough Corporation from its formation in 1978 until its consolidation and merger with the Company (the "Consolidation") on December 31, 1995. Mr. Batinovich served as a member of the California Public Utilities Commission from 1975 to 1979, serving as its President the last two years. He is a member of the Board of Directors of the Farr Company, a publicly held company that manufactures industrial filters. Mr. Batinovich's business background includes seven years as an executive with Norris Industries, and managing and/or owning manufacturing, vending and service companies and a national bank, and providing investment consulting to businesses and individuals. He has served on a number of governmental commissions and participated in a variety of policy research efforts sponsored by government bodies and universities.

         Andrew Batinovich has served as director, Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company since the Company began operations on December 31, 1995. He also served as a director of Glenborough Corporation prior to the Consolidation, was employed by Glenborough Corporation from 1983 until the Consolidation and functioned as its Chief Operating Officer and Chief Financial Officer since 1987. Mr. Batinovich holds a California real estate broker's license and is a Member of the National Advisory Council of' Building Owners and Managers Association ("BOMA") International. Prior to joining Glenborough, Mr. Batinovich was a lending officer with the International Banking Group and the Corporate Real Estate Division of Security Pacific National Bank.

         Patrick Foley has served as director of the Company since the Company began operations on December 31, 1995. He is also Chairman and Chief Executive Officer of DHL Corporation. Inc., and its major subsidiary, DHL Airways, positions he has held since 1988. DHL Worldwide Express is the world's largest international air express network, serving more than 220 countries. Prior to joining DHL, Mr. Foley was associated with the Hyatt Hotels Corporation
("Hyatt") for 28 years in a variety of capacities, including management positions in Los Angeles, Seattle, Atlanta, Houston and Chicago, from 1962 to 1972; as Executive Vice President for Operations, from 1972 to 1978; as President, from 1978 to 1984; as Vice Chairman and later Chief Executive Officer of Braniff Airlines, a Hyatt subsidiary, from 1984 to 1988, and as Chairman of Hyatt Hotels Corporation from 1985 to 1988. Mr. Foley currently is a member of the boards of directors of Continental Airlines, Inc. and Foundation Health Corp.

         Richard A. Magnuson has served as director of the Company since January 11, 1996. He is also a business consultant to domestic and international Fortune 1000 companies. Prior to 1997, Mr. Magnuson was a director at Nomura Securities International Inc. ("Nomura"), a position he held since March 1994. Before joining Nomura, Mr. Magnuson was a director in Real Estate Investment Banking at Merrill Lynch & Company for five years. Mr. Magnuson is an active member of the Urban Land Institute, the National Association of Real Estate Investment Trusts, and the International Council of Shopping Centers.

         Laura Wallace has served as director of the Company since the Company began operations on December 31, 1995. She is also Chief Investment Officer of the Public Employees Retirement System of Nevada (the "System"), a position she has held since 1985 and to which she was promoted after serving four years as Investment Analyst. The System comprises 60,000 active members, 40,000 inactive members, and 15,000 benefit recipients, with an investment portfolio of $8.5 billion. Prior to joining the System, Ms. Wallace served from 1977 to 1980 as Manager of the Beaverton, Oregon office of Safeco Title Insurance Company, and from 1975 to 1977 as Senior Assistant Manager of the Beaverton office of Household Finance Corporation. Ms. Wallace is a member of the executive council of the National Association of State Investment Officers, of which she is past chairman; a member of the National Council on Teacher Retirement; a member of the Advisory Board for the Retired Senior Volunteer Program; past member of the Editorial Board of the Institutional Real Estate Letter; and serves as guest lecturer at the University of Nevada. The System has no investment in the Company.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                       RECOMMENDS A VOTE FOR THE ELECTION
                           OF EACH NOMINEE NAMED ABOVE

Directors and Executive Officers

   The following table sets forth certain information as of the Record Date with respect to the directors and the executive officers, including their ages.

                                                Term
            Name                   Age         Expires                            Principal Position
-----------------------------  ------------  ------------   ----------------------------------------------------------------
Robert Batinovich                  60           1997        Chairman, President and Chief Executive Officer
Andrew Batinovich                  38           1997        Director, Executive Vice President, Chief Operating
                                                            Officer and Chief Financial Officer
Frank E. Austin                    49            --         Senior Vice President, General Counsel and Secretary
Sandra L. Boyle                    48            --         Senior Vice President
Anna Cheng                         42            --         Vice President
Terri Garnick                      36            --         Senior Vice President, Chief Accounting Officer and Treasurer
Stephen R. Saul                    43            --         Vice President
Patrick Foley                      65           1997        Director
Richard A. Magnuson                39           1997        Director
Laura Wallace                      43           1997        Director

         Biographical information concerning the director nominees is set forth above under the caption "Proposal No. 1, Election of Directors." Biographical information concerning the executive officers is set forth below.

         Frank E. Austin has served as Senior Vice President, General Counsel and Secretary of the Company since the Company began operations on December 31, 1996. Mr. Austin also served as a Vice President of Glenborough Corporation from 1985 until the completion of the Consolidation. He is a member of the State Bar of California. Prior to joining Glenborough, Mr. Austin served for three years as committee counsel in the California State Senate, three years with the law firm of Neumiller & Beardslee, and four years at State Savings and Loan Association and American Savings and Loan Association.

         Sandra L. Boyle has served as Senior Vice President of the Company since it began operations on December 31, 1995. Ms. Boyle has been associated with Glenborough Corporation or its affiliated entities since 1984. She was originally responsible for residential marketing. Her responsibilities were gradually expanded to include residential leasing and management in 1985, and commercial leasing and management in 1987. She was elected Vice President of Glenborough Corporation in 1989. She currently supervises asset management, property management and management information services for the Company. Ms. Boyle holds a California real estate broker's license and a CPM designation, is a past President of BOMA San Francisco, and is a member of the National Advisory and Finance Committee of BOMA International, and the Board of Directors of BOMA San Francisco and BOMA California.

         Anna Cheng has served as Vice President of the Company since June 3, 1996. She is responsible for portfolio management for the Company. From 1995 to June of 1996, Ms. Cheng was Vice President of Operations of SCG Realty Services, a subsidiary of Security Capital Group in Santa Fe, New Mexico, where she oversaw property operations for the Southwest Region. From 1980 to 1995, Ms. Cheng was Vice President of Portfolio Management with Metric Realty (an affiliate of Metropolitan Life Insurance Company) and its predecessor firm where she oversaw institutional and limited partnership portfolios for pension funds and other clients.

         Terri Garnick has served as Senior Vice President, Chief Accounting Officer and Treasurer of the Company since the Company began operations on December 31, 1995. Ms. Garnick joined Glenborough Corporation in 1989, and between that time and the completion of the Consolidation was responsible for property management, accounting, financial statements, audits, SEC reports, and tax returns for partnerships under management of Glenborough Corporation and its affiliates. Prior to joining Glenborough Corporation in 1989, Ms. Garnick was a controller at August Financial Corporation from 1986 to 1989 and was a Senior Accountant at Deloitte Haskins & Sells from 1983 to 1986. She is a Certified Public Accountant.

         Stephen R. Saul has served as Vice President of the Company since May 1996. He has served as Manager of Real Estate Finance since joining Glenborough Corporation in April 1995. Prior to joining Glenborough Corporation, Mr. Saul served for four years as President of KSA Financial Corporation, a company which was based in Sacramento, California and which originated equity and debt financing for real estate projects in Northern California; he also served five years with Security Pacific National Bank and five years with the development company of Harrington and Kulakoff. Mr. Saul's areas of responsibility include financing, sales and acquisitions, which encompasses originating and negotiating property financing for the Company and its affiliates as well as negotiating the Company's revolving lines of credit, permanent loans and overall lender relations. Mr. Saul's responsibilities also include asset dispositions as well as structuring debt and equity for new property acquisitions.

Board Meetings, Committees and Compensation

         During the fiscal year ended December 31, 1996, the Board of Directors held seven meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees of the Board on which they serve. The Board has two standing committees: the Audit Committee and the Compensation Committee. Both of these committees, and their respective membership, were established in January 1996. The Board does not presently have a separate nominating committee, the function of which is handled by the Board as a whole.

         The Audit Committee. The Audit Committee consists of Laura Wallace and Richard A. Magnuson. During the fiscal year ended December 31, 1996, the Audit Committee met twice. The Audit Committee reviews with the Company's independent accountants the annual reports received from such auditors; reviews with the independent auditors the scope of the succeeding annual audit; nominates the independent auditors to be selected each year by the Board; reviews consulting services rendered by the Company's independent auditors and evaluates the possible effect on the auditors' independence of performing such services; ascertains the existence of adequate internal accounting and control systems; and reviews with management and the Company's independent auditors current and emerging accounting and financial reporting requirements and practices affecting the Company.

         The Compensation Committee. The Compensation Committee consists of Patrick Foley, Laura Wallace and Richard A. Magnuson. During the fiscal year ended December 31, 1996, the Compensation Committee met twice. The Compensation Committee reviews the Company's compensation philosophy and programs and determines compensation for the Company's executive officers. The Compensation Committee administers the Company's 1996 Stock Incentive Plan. The Compensation Committee also takes all independent action required under the federal securities laws and the Internal Revenue Code on all matters pertaining to compensation programs and policies (including employee incentive and benefits programs), and reports to the Board concerning its actions.

         Compensation. The Company pays an annual retainer fee of $20,000 to its non-employee directors ("Independent Directors"). The Company also reimburses Independent Directors for travel expenses incurred in connection with their activities on behalf of the Company. In addition, each Independent Director receives $500 for each committee meeting the director attends, with the chairman of the respective committee receiving $1,000 for each committee meeting.

Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended December 31, 1996, Messrs. Foley and Magnuson and Ms. Wallace, each of whom is an Independent Director, served on the Compensation Committee of the Board of Directors. No interlocking relationship presently exists between any member of the Compensation Committee and any member of the Board of Directors or Compensation Committee of any other corporation.

Relationships Among Directors or Executive Officers

         Robert Batinovich, the Company's Chairman, President and Chief Executive Officer, is the father of Andrew Batinovich, the Company's director, Executive Vice President, Chief Operating Officer and Chief Financial Officer. There are no other family relationships among any directors and executive officers of the Company.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

         The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and the five other most highly compensated executive officers of the Company (the "Named Executive Officers") during the fiscal year ended December 31, 1996. The Company began its operations on December 31, 1995. No compensation was paid to any executive officer of the Company for services rendered during 1995.

                                                                  Summary Compensation Table
                                             Annual Compensation                     Long-term Compensation
                                                                          Restricted
                                                                            Stock          Stock          All Other
Name and Principal Position                Salary ($)     Bonus ($)       Awards($)       Options      Compensation($)
 Robert Batinovich                          $250,000      $150,000           - -            - -          $15,265(2)
   Chairman, President and
   Chief Executive Officer

 Andrew Batinovich(3)                       200,000        50,000            - -          250,000(4)      3,923(2)
   Director, Executive Vice President,
   Chief Operating Officer and Chief
   Financial Officer

 Frank E. Austin                            178,398          - -          $69,375(5)       50,000(6)      8,215(7)
   Senior Vice President, General
   Counsel and Secretary

 Sandra L. Boyle(8)                         185,000          - -          69,375(5)        75,000(4)      7,077(9)
   Senior Vice President

 Terri Garnick(10)                          107,500          - -          69,375(5)        75,000(4)      3,732(11)
   Senior Vice President,
   Chief Accounting Officer and
   Treasurer

 Stephen R. Saul                            110,000          - -             - -           40,000(6)      4,227(12)
   Vice President

(1) Reflects options that have a ten-year term and vest and become exercisable two years after the date of grant.
(2) Represents amounts for life insurance policies whose premiums are paid by the Company for the benefit of the executive officers indicated.
(3) Of the options granted to Mr. Batinovich in 1996, 150,000 shares are subject to approval of Proposal No. 2 by the stockholders of the Company.
(4) Incentive stock options were granted in August 1996 and November 1996 at an exercise price of $15.00.
(5) Represents the fair market value of 5,000 shares of restricted stock on the date of grant (August 2, 1996), based upon the closing price of the Company's Common Stock of $13.875. As of December 31, 1996, the fair market value of the 5,000 shares of restricted stock was $88,125, based upon the closing price of the Company's Common Stock of $17.625 per share. Twenty percent of restricted stock vests one year after grant and an additional twenty percent vests each year thereafter.
(6) Incentive stock options were granted in August 1996 at an exercise price of $15.00.
(7) Includes $5,539 for life insurance policies whose premiums are paid by the Company and contributions to the Company's 401(k) Retirement Plan of $2,676.
(8) Of the options granted to Ms. Boyle in 1996, 25,000 shares are subject to approval of Proposal No. 2 by the stockholders of the Company.
(9) Includes $4,302 for life insurance policies whose premiums are paid by the Company and contributions to the Company's 401(k) Retirement Plan of $2,775.
(10) Of the options granted to Ms. Garnick in 1996, 25,000 shares are subject to approval of Proposal No. 2 by the stockholders of the Company.
(11) Includes $2,119 for life insurance policies whose premiums are paid by the Company and contributions to the Company's 401(k) Retirement Plan of $1,613.
(12) Includes $3,403 for life insurance policies whose premiums are paid by the Company and contributions to the Company's 401(k) Retirement Plan of $824.

                       OPTION GRANTS FOR LAST FISCAL YEAR

      The following table provides certain information with respect to stock options granted to the Named Executive Officers under the 1996 Stock Incentive Plan. The Company's Chief Executive Officer was not granted any stock options during the fiscal year ended December 31, 1996.

                                                                                              Potential Realizable
                                                                                                 Value at Assumed
                                                                                                  Annual Rates of
                                                                                                    Stock Price
                                                                                                   Appreciation
                                             Individual Option Grants                           For Option Term(1)
                                       Number of       % of Total
                                       Securities     Options/SARs    Exercise
                                       Underlying      Granted to     Price Per
                           Grant      Options/SARs    Employees in      Share   Expiration
Name                        Date     Granted (#)(2)   Fiscal Year      ($/Sh)      Date           5% ($)     10% ($)

Andrew Batinovich(3)       8/02/96      170,000          20.8%         $15.00(4)   8/02/06    $1,292,155  $3,567,990
                          11/15/96       80,000           9.8           15.00(5)  11/15/06       673,229   1,782,804

Frank E. Austin            8/02/96       50,000           6.1          15.00(4)    8/02/06       380,046   1,049,409

Sandra L. Boyle(6)         8/02/96       50,000           6.1          15.00(4)    8/02/06       380,046   1,049,409
                          11/15/96       25,000           3.1          15.00(5)   11/15/06       210,384     557,126

Terri Garnick(7)           8/02/96       50,000           6.1          15.00(4)    8/02/06       380,046   1,049,409
                          11/15/96       25,000           3.1          15.00(5)   11/15/06       210,384     557,126

Stephen R. Saul            8/02/96       40,000           4.9          15.00(4)    8/02/06       304,037     839,527

(1) Potential realizable value is determined by applying an amount equal to the fair market value on the date of grant to the stated annual appreciation rate compounded annually for the remaining term of the option, subtracting the exercise price at the end of the period and multiplying the remaining number by the number of shares subject to the option. Actual gains, if any, on stock option exercise and Common Stock holdings are dependent upon a number of factors, including the future performance of the Common Stock, overall stock market conditions, and the timing of option exercises, if any. There can be no assurance that the amounts reflected in this table will be achieved.
(2) Reflects options that have a ten year term and vest and become exercisable two years after the date of grant.
(3) Of the options granted to Mr. Batinovich in 1996, 150,000 shares are subject to approval of Proposal No. 2 by the stockholders of the Company.
(4) The closing price of the Common Stock on August 2, 1996 was $13.875. (5) The closing price of the Common Stock on November 15, 1996 was $14.375.
      (6) Of the options granted to Ms. Boyle in 1996, 25,000 shares are subject to approval of Proposal No. 2 by the stockholders of the Company.
      (7) Of the options granted to Ms. Garnick in 1996, 25,000 shares are subject to approval of Proposal No. 2 by the stockholders of the Company.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         During the year ended December 31, 1996, the Named Executive Officers did not exercise any of their stock options. The following table sets forth the number of shares of Common Stock covered by the stock options held by the Named Executive Officers as of December 31, 1996. The Company's Chief Executive Officer was not granted any stock options during the fiscal year ended December 31, 1996.

                        Number of Securities             Value of Unexercised
                       Underlying Unexercised                 In-the-Money
                       Options at Year-End (#)         Options at Year-End($)(1)

Name                Exercisable   Unexercisable     Exercisable    Unexercisable
----                -----------   -------------     -----------    -------------
Andrew Batinovich(2)     0            250,000            0            $656,250
Frank E. Austin          0             50,000            0             131,250
Sandra L. Boyle(3)       0             75,000            0             196,875
Terri Garnick(4)         0             75,000            0             196,875
Stephen R. Saul          0             40,000            0             105,000

(1) Based on the closing price of the Company's Common Stock as reported on the New York Stock Exchange on December 31, 1996 of $17.625 per share, minus the exercise price of $15.00 per share, multiplied by the number of shares underlying the options.
(2) Of the options granted to Mr. Batinovich in 1996, 150,000 shares are subject to approval of Proposal No. 2 by the stockholders of the Company.
(3) Of the options granted to Ms. Boyle in 1996, 25,000 shares are subject to approval of Proposal No. 2 by the stockholders of the Company.
(4) Of the options granted to Ms. Garnick in 1996, 25,000 shares are subject to approval of Proposal No. 2 by the stockholders of the Company.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

         The Compensation Committee of the Board of Directors (the "Committee") was formed in January 1996 and consists of Messrs. Foley, and Magnuson and Ms. Wallace. The Compensation Committee has responsibility for developing, administering and monitoring the compensation policies applicable to the Company's executive officers, including the administration of the Company's 1996 Stock Incentive Plan.

         Executive Compensation Philosophy. The Committee believes that the primary goal of the Company's executive compensation program should be related to creating stockholder value. The executive compensation policies of the Committee are designed to provide incentives to create stockholder value by attracting, retaining and motivating executive talent that contributes to the Company's long-term success, by rewarding the achievement of the Company's short-term and long-term strategic goals, by linking executive officer compensation and stockholder interests through grants of awards under the Stock Incentive Plan and by recognizing individual contributions to Company performance. The Committee evaluates the performance of the Company and compares it to REITs and real estate companies of similar size engaged in activities similar to those of the Company. The compensation of the Company's Named Executive Officers in 1996 consisted of base salaries, bonuses, restricted stock awards, stock options and certain benefits.

         Base Salaries and Bonuses. The base salaries for Robert Batinovich, the Company's President and Chief Executive Officer, and for Andrew Batinovich, the Company's Executive Vice President, Chief Operating Officer and Chief Financial Officer, were established through the negotiation of employment agreements by and between Robert Batinovich, the Company, Glenborough Corporation ("GC", formerly known as Glenborough Realty Corporation), and Glenborough Inland Realty Corporation ("GIRC") and by and between Andrew Batinovich, the Company, GC, GIRC and Glenborough Hotel Group ("GHG"). GC, GIRC and GHG are associated companies in which the Company owns 100% of the non-voting preferred stock of each company. See "Employment Agreements." These agreements also provide for the award of certain bonuses if certain performance targets are met. Base salaries and bonuses for the Company's other executive officers are determined primarily on the basis of the executive officer's responsibility, qualification and experience, as well as the general salary practices of peer companies among which the Company competes for executive talent. The Committee reviews the base salaries of these executive officers annually in accordance with certain criteria determined primarily on the basis of growth in revenues and funds from operations per share of Common Stock and on the basis of certain other factors which include (i) individual performance, (ii) the functions performed by the executive officer and (iii) changes in the compensation peer group in which the Company competes for executive talent. The weight that the Committee places on such factors may vary from individual to individual and necessarily involves subjective determinations of individual performance.

         Long-Term Incentive Awards. The Stock Incentive Plan provides for grants of incentive stock options, nonqualified stock options and restricted stock to executive officers and other key employees of the Company. The stockholders are being asked at the Annual Meeting to approve certain amendments to the Stock Incentive Plan, which, if approved, will reduce the maximum aggregate number of shares of Common Stock of the Company that may be issued pursuant to the Plan from 10% of the outstanding number of shares on a fully-converted basis to 8% of the number of outstanding shares on a fully-converted basis, reflect recent amendments promulgated by the SEC to Rule 16b-3 applicable to the Stock Incentive Plan and provide additional features to the Stock Incentive Plan. The Committee may make grants under the Stock Incentive Plan based on a number of factors, including (i) the executive officer's or key employee's position in the Company, (ii) his or her performance and responsibilities, (iii) the extent to which he or she already holds an equity stake in the Company, (iv) equity participation levels of comparable executives and key employees at other companies in the compensation peer group, and (v) individual contribution to the success of the Company's financial performance. However, the 1996 Stock Incentive Plan does not provide a formulaic method for weighing these factors, and a decision to grant an award is based primarily upon the Committee's subjective evaluation of the past as well as the future anticipated performance and responsibilities of each individual.

         Deductibility of Compensation. Section 162(m) of the Internal Revenue Code denies a deduction for compensation in excess of $1 million paid to certain executive officers, unless certain performance, disclosure and stockholder approval requirements are met. Option grants under the Stock Incentive Plan are intended to qualify as "performance-based" compensation not subject to the
Section 162(m) deduction limitation. In addition, the Committee believes that a substantial portion of the salaries paid to its executive officers would be exempt from the $1 million deduction limit.

         Chief Executive Officer Compensation. The compensation of Robert Batinovich for fiscal 1996 was determined through negotiation of employment agreements with the Company, GC and GIRC. In 1996, Mr. Batinovich received an annual base salary of $250,000 and an aggregate of approximately $15,000 in health insurance and other benefits pursuant to the employment agreements. Mr. Batinovich also received a bonus of $150,000, which was contingent upon the attainment of certain performance thresholds set forth in the employment agreements. The term of the employment agreements is two years. Mr. Batinovich did not receive any stock options in 1996.

                                           COMPENSATION COMMITTEE
                                           OF THE BOARD OF DIRECTORS

                                                PATRICK FOLEY
                                                LAURA WALLACE
                                                RICHARD A. MAGNUSON

Common Stock Performance Graph

         The following graph compares cumulative total stockholder return on the Company's Common Stock from January 31, 1996 through December 31, 1996 to the cumulative total return on the Standard and Poor's 500 Stock Index ("S&P 500") and to the following eight other REITs, the SNL Securities Custom Peer Group ("SNL Custom Peer Group"), which the Company believes are comparable in size and engaged in activities similar to those of the Company; Colonial Properties Trust, Cousins Properties Incorporated, EastGroup Properties, MGI Properties, Pennsylvania Real Estate Investment Trust, Washington Real Estate Investment Trust, Regency Realty Corporation and Value Property Trust. The graph assumes that the value of the investment in the Company's Common Stock was $100 at January 31, 1996.

         TOTAL   STOCKHOLDER   RETURN  SHOWN  ON  THE  FOLLOWING  GRAPH  IS  NOT
NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS BEFORE CONSIDERATION OF INCOME TAXES.

[GRAPHIC OMITTED]

Employment Agreements

         Robert Batinovich, the Company's President and Chief Executive Officer, has entered into employment agreements with the Company, Glenborough Corporation ("GC", formerly known as Glenborough Realty Corporation) and Glenborough Inland Realty Corporation ("GIRC"). Under these agreements Robert Batinovich receives an aggregate annual base salary of $250,000 ($85,000 from the Company, $62,500 from GC and $102,500 from GIRC), and an aggregate of approximately $15,000 in health insurance and other benefits ($5,100 from the Company, $3,750 from GC and $6,150 from GIRC). Also, under these agreements, he is entitled to contingent bonuses in each of the years ended December 31, 1996 and 1997, as follows: (i) an aggregate of $150,000 ($51,000 from the Company, $37,500 from GC and $61,500 from GIRC) if (a) the Company's consolidated funds from operations ("FFO") equals $1.58 per share ("Minimum FFO"), (b) GC pays preferred distributions to the Company of at least $600,000, and (c) GIRC pays preferred distributions to the Company of at least $1,200,000 ((a), (b) and (c), the "Bonus Thresholds");
(ii) if the Company's FFO exceeds the Minimum FFO by 10% or less, $4,000 from the Company for each percentage point above the Minimum FFO; and (iii) if the Company's FFO exceeds the Minimum FFO by more than 10% (but does not exceed 20%), $6,000 for each percentage point above the Minimum FFO.

         Andrew Batinovich, the Company's Executive Vice President, Chief Operating Officer and Chief Financial Officer has entered into employment agreements with the Company, GC, GIRC and Glenborough Hotel Group ("GHG"). Under these agreements, Andrew Batinovich receives an aggregate annual base salary of $200,000 ($60,000 from the Company, $40,000 from GC, $70,000 from GIRC and
$30,000 from GHG), and an aggregate of approximately $4,000 in health insurance and other benefits ($1,200 from the Company, $800 from GC, $1,400 from GIRC and $600 from GHG). Also, under these agreements he is entitled to contingent bonuses in each of the years ended December 31, 1996 and 1997 as follows: (i) an aggregate of $50,000 ($15,000 from the Company, $10,000 from GC, $17,500 from GIRC and $7,500 from GHG) if (a) the Bonus Thresholds are achieved and (b) GHG pays preferred distributions to the Company of at least $90,000; (ii) if the Company's FFO exceeds the Minimum FFO by 10% or less, $6,000 from the Company for each percentage point above the Minimum FFO; and (iii) if the Company's FFO exceeds the Minimum FFO by more than 10% (but does not exceed 20%), $5,000 from the Company for each percentage point above the Minimum FFO.

         The term of these employment agreements is two years, after which any future increases in the salaries and benefits of Robert and Andrew Batinovich will be determined by the Company's Independent Directors. The employment of Robert and Andrew Batinovich may be terminated at will by the Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Formation and Consolidation

         The Company began operations on December 31, 1995 concurrently with the merger and consolidation in which Glenborough Corporation, a California corporation ("Old GC") and eight public limited partnerships (the "Partnerships") merged with and into the Company (the "Consolidation"). To effect the Consolidation, the Company (i) issued securities of the Company to the Partnerships in exchange for the assets of the Partnerships, (ii) merged with Old GC, with the Company being the surviving entity; (iii) obtained certain limited partnership interests held by Old GC, which Old GC contributed to the Company; (iv) obtained nonvoting preferred stock in three companies involved in the management of public and private real estate partnerships and the operations of the Company's hotels; and (v) through the Operating Partnership, acquired interests in certain warehouse distribution facilities from GPA, Ltd., a California limited partnership, which were controlled by Robert Batinovich. The Partnerships' assets included the stock of an insurance holding company which is currently held by GHG. Prior to the Consolidation, Robert Batinovich and GC (then known as Glenborough Realty Corporation) were the general partners of the Partnerships.

Redemption and Registration Rights

         Robert Batinovich, Andrew Batinovich, Sandra L. Boyle and Frank E. Austin hold or control, in aggregate, limited partnership interests representing approximately 21% of Glenborough Partners, a California limited partnership. Glenborough Partners is a 99% limited partner of GPA, Ltd. which holds an approximately 7% interest in the Operating Partnership, in which the Company has a 1% general partnership interest and an approximate 94% limited partnership interest.  The  officers  named above,  through  their  interest in  Glenborough
Partners, share indirectly with the Company in the net income or loss or any distributions of the Operating Partnership. Pursuant to the partnership agreement of the Operating Partnership, GPA, Ltd. holds certain redemption rights which are exercisable under which GPA, Ltd.'s interest in the Operating Partnership may be redeemed in exchange for shares of the Company's Common Stock. The Company has granted GPA, Ltd. certain demand and piggyback registration rights with respect to shares of Common Stock that may be owned or acquired by GPA, Ltd. in connection with the exercise of such redemption rights. As of December 31, 1996, the portion of the shares of Common Stock of the Company issuable upon redemption by GPA, Ltd. and covered by the "demand" and "piggyback" registration rights which are attributable to each of Robert Batinovich, Andrew Batinovich, Sandra L. Boyle and Frank E. Austin is 114,659 shares, 4,759 shares, 277 shares and 387 shares, respectively. In addition, Robert Batinovich directly holds an approximately 0.3% interest in the Operating Partnership, which includes similar redemption and registration rights to those held by GPA, Ltd., Ltd. As of December 31, 1996 the number of shares of the Common Stock issuable upon redemption by Robert Batinovich and covered by the registration rights was 12,727.

Related Companies

         GPA, Ltd.'s Relationship with the Company

         The Company owns an approximate 4% limited partner interest in Glenborough Partners, a California limited partnership, which in turn owns a 99% limited partner interest in GPA, Ltd. Thus, the Company effectively owns an approximate 4% interest in GPA, Ltd.

         GPA, Ltd.'s Relationship with the Operating Partnership

         GPA, Ltd. owns an approximate 5% limited partner interest in the Operating Partnership. Thus, because the Company owns an approximate 4% interest in GPA, Ltd., the Company owns an approximate 0.2% indirect interest in the Operating Partnership, in addition to its approximate 94% direct interest as limited and general partner of the Operating Partnership.

         GPA, Ltd.'s Relationship with GC

         GC owns a 0.1% general partner interest in GPA, Ltd.

         GPA, Ltd.'s Relationship with Robert Batinovich

         Robert Batinovich and members of his immediate family own an approximate 21% aggregate interest (including both general partner and limited partner interests) in Glenborough Partners, which in turn owns a 99% limited partner interest in GPA, Ltd. In addition, Robert Batinovich owns an approximate 1% general partner interest in GPA, Ltd. Thus, Robert Batinovich and members of his immediate family own an approximate 22% aggregate interest in GPA, Ltd.

Acquisitions from Related Parties

         On July 15, 1996 the Company acquired the 23-story, 272,443 square foot University Club Tower (the "UCT Property") in St. Louis, Missouri and on September 24, 1996 acquired the two-story, 40,595 square foot suburban office building (the "Bond Street Property") in Farmington Hills, Michigan. The UCT Property and the Bond Street Property were substantially or partially owned by GPA, Ltd. and Robert Batinovich. Because of the ownership interests of Robert and Andrew Batinovich and their families through GPA, Ltd. or directly, these transactions involved a conflict of interest. The terms of the transactions were reviewed by the Company's Independent Directors to determine if these transactions were fair to the Company and its stockholders. The Independent Directors, after completing their review and considering, among other things, appraisals on each of the properties that show values in excess of the amounts to be paid by the Company, unanimously approved each transaction, with Robert and Andrew Batinovich abstaining. The Company believes that these transactions were on terms that are at least as favorable as those that could have been obtained with arms-length bargaining with a third-party, but there can be no assurance that this was the case.

The Company may acquire other properties in which GPA, Ltd. or Robert and Andrew Batinovich or their families have an interest, although presently there are no agreements or proposals to acquire such properties. The Company's Board of Directors has adopted a policy that no acquisition of properties from GPA, Ltd. or Robert or Andrew Batinovich or their immediate families or from other entities in which they have an interest will be made without the Company first obtaining the approval of at least two-thirds of the Company's Independent Directors. In addition, the employment agreements of Robert and Andrew Batinovich provide that in the event either of them or their immediate family members or any entity in which any of them has an interest has an opportunity during the term of the employment agreements to acquire any interest in real property for investment purposes or the right to manage any interest in real property, he or she must first offer the opportunity to the Company or to a designated entity in which the Company has an interest, for such reasonable period of time as may be necessary for a disinterested majority of the Company's Board of Directors to evaluate the opportunity for investment or acquisition by the Company.

                                 PROPOSAL NO. 2
                   RATIFICATION AND APPROVAL OF AMENDMENTS TO
                    THE GLENBOROUGH REALTY TRUST INCORPORATED
                            1996 STOCK INCENTIVE PLAN

General

         The Company's stockholders are being asked to act to approve amendments to the Company's 1996 Stock Incentive Plan (the "Stock Incentive Plan," or the "Plan"). The proposed amendments to the Stock Incentive Plan will (i) reduce the maximum aggregate number of shares of Common Stock of the Company (the "Shares") that may be issued pursuant to awards from 10% of the number of Shares outstanding on a fully-converted basis to 8% of the number of Shares outstanding on a fully-converted basis, (ii) reflect the amendments promulgated by the Securities and Exchange Commission to Rule 16b-3 applicable to the Plan, (iii) adjust the formula for determining the maximum aggregate number of Shares that may be issued pursuant to awards by determining the number of Shares outstanding (on a fully-converted basis including the exchange of all limited partnership interests into shares of Common Stock) on the day immediately following the most recent issuance of shares or securities convertible into Shares (such adjustment to be effective as of November 15, 1996), (iv) increase the maximum aggregate number of Shares available for the grant of incentive stock options from 620,000 Shares to 1,140,000 Shares, (v) increase the scope of the Stock Incentive Plan to include (a) the grant of dividend equivalent rights ("DERs") entitling the grantee to compensation measured by dividends paid on the Common Stock, (b) the issuance of stock appreciation rights ("SARs") entitling the grantee to Shares or cash compensation, as established under the Plan, measured by appreciation in the value of Common Stock, (c) the issuance of performance units ("Performance Units") which may be earned in whole or in part upon attainment of performance criteria established by the Administrator (as defined herein) and (d) the grant of performance shares ("Performance Shares") which are Shares or an award denominated in Shares earned in whole or in part upon attainment of performance criteria established by the Administrator, (vi) address the rules or laws of foreign jurisdictions applicable to awards granted to residents therein, (vii) permit awards to include an early exercise provision, (viii) increase the maximum number of Shares with respect to which options and SARs may be granted to any employee in any calendar year from 100,000 to 500,000 Shares per calendar year (such increase to be effective as of August 2, 1996), and (ix) authorize the establishment under the Plan of separate programs for the grant of particular forms of awards to one or more classes of grantees, and programs to permit selected grantees to elect to defer the receipt of consideration payable under an award.

         Many of the amendments to the Stock Incentive Plan correspond to recent amendments promulgated by the SEC to Rule 16b-3 applicable to the Stock Incentive Plan and generally give the Company more flexibility in administering the Stock Incentive Plan. The Stock Incentive Plan is intended to enable the Company and its Related Entities (as defined in the Plan) to enhance their ability to provide key employees with meaningful awards and incentives commensurate with their contributions and competitive with those offered by other employers, and to increase stockholder value by further aligning the interests of key employees with the interests of the Company's stockholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. The Board of Directors believes that the Company's long term success is dependent upon the ability of the Company and its Related Entities to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company and its Related Entities.

         Under the existing Stock Incentive Plan, the number of Shares available for grant on December 31, 1996 was 680,000. On January 1, 1997, the number of Shares available for grant automatically increased to 1,030,567, of which approximately 666,000 Shares were subject to options previously granted. Had Proposal No. 2 been in effect on January 1, 1997, the number of Shares available for grant under the Stock Incentive Plan would have been 1,140,000. The Board of Directors believes that the proposed amendment to the Plan to adjust the method for determining the maximum aggregate number of Shares that may be issued pursuant to awards which, among other things, reduces the maximum aggregate number of Shares that may be issued pursuant to awards from 10% of the outstanding Shares on a fully-converted basis to 8% of the number of outstanding Shares on a fully-converted basis, is in the best interest of the Company and its stockholders. The Company's executive officers and directors have an interest in approval of this Proposal, as the Company granted in 1996 options for 180,000 Shares to certain key employees in excess of the existing Plan limit that are conditional on stockholder approval of this Proposal. If this Proposal is not approved by the stockholders, these conditional options will be rescinded retroactive to the date of grant and the Administrator may determine that the value of the conditional options may be provided alternatively in cash, restricted stock or other consideration.

         The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for adoption of Proposal No. 2. For purposes of the vote on Proposal No. 2, abstentions will have the same effect as votes against the proposal and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                  OF THE AMENDMENTS TO THE STOCK INCENTIVE PLAN

         A general description of the principal terms of the Stock Incentive Plan as proposed to be amended (the "Amended Stock Incentive Plan") is set forth below. This description is qualified in its entirety by the terms of the Amended Stock Incentive Plan, a copy of which is attached to this Proxy Statement as Exhibit A and is incorporated by reference herein.

General Description

         The Amended Stock  Incentive Plan provides for the grant of (i) Shares,
(ii) an option, a SAR or similar right with an exercise or conversion privilege at a fixed or variable price related to the Common Stock and/or the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Common Stock of the Company or other securities issued by a Related Entity (collectively, the "Awards"). Such Awards include, without limitation, options, SARs, sales or bonuses of restricted stock, DERs, Performance Units or Performance Shares (the existing Stock Incentive Plan does not provide for the grant of DERs, SARs, Performance Units and Performance Shares).

         The total number of Shares available for grant under the Amended Stock Incentive Plan is equal to the greater of 1,140,000 Shares or 8% of the number of Shares outstanding determined as of the day immediately following the most recent issuance of Shares or securities convertible into Shares; provided that the maximum aggregate number of Shares available for issuance under the Amended Stock Incentive Plan may not be reduced. The total number of Shares available under the existing Stock Incentive Plan is equal to the greater of 680,000 Shares, or 10% of the then outstanding shares of the Common Stock of the Company, determined as of each December 31st for the ensuing twelve month period. For purposes of calculating the number of outstanding Shares, all classes of securities of the Company and its Related Entities that are convertible presently or in the future by the security holder into Shares or which may presently or in the future be exchanged for Shares pursuant to redemption rights or otherwise, shall be deemed to be outstanding Shares. Notwithstanding the foregoing, the aggregate number of Shares as to which incentive stock options may be granted under the Amended Stock Incentive Plan may not exceed 1,140,000 Shares (the number of Shares as to which incentive stock options may be granted under the existing Stock Incentive Plan may not exceed 620,000 Shares). Of the options granted in 1996 subject to stockholder approval of this adjustment of the formula for determining the maximum number of Shares that may be issued pursuant to the Plan, options to purchase Shares were granted to the following individuals: Mr. Andrew Batinovich, 80,000 Shares; Ms. Sandra L. Boyle, 25,000 Shares; Ms. Terri Garnick, 25,000 Shares; Ms. Kathleen Williams, 25,000 Shares; and Ms. Karen Polivy, 25,000 Shares. If this Proposal No. 2 is not approved by the stockholders, these conditional options will be rescinded retroactive to the date of grant and the Administrator may determine that the value of the conditional options may be provided alternatively in cash, restricted stock or other consideration.

         The maximum number of Shares with respect to which options and SARs may be granted to an employee of the Company in any calendar year is 500,000 Shares per individual (the existing Stock Incentive Plan does not provide for the grant of SARs and the maximum number of Shares with respect to which options may be granted to an employee of the Company in any calendar year is 100,000 Shares). In 1996, Mr. Andrew Batinovich was granted options to acquire 150,000 Shares in excess of the existing calendar year limit, of which 80,000 Shares are also subject to stockholder approval of the adjustment of the formula for determining the maximum aggregate number of Shares that may be issued pursuant to the Plan as discussed above. If this Proposal No. 2 is not approved by the stockholders, these conditional options will be rescinded retroactive to the date of grant and the Administrator may determine that the value of the conditional options may be provided alternatively in cash, restricted stock or other consideration.

         Rule 16b-3 Amendments. The following summarizes the amendments to the Amended Stock Incentive Plan to reflect the recent amendments promulgated by the SEC to Rule 16b-3 applicable to stock compensation plans generally. The Amended Stock Incentive Plan is administered, with respect to grants to directors, officers, consultants, and other employees, by the plan administrator (the "Administrator"), defined as the Board or a committee designated by the Board. The committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3, as recently amended. Prior to recent amendments to Rule 16b-3, a committee member was prevented from serving on the committee, if during the one-year period preceding appointment to the committee, such member received a grant or award of equity securities under the Stock Incentive Plan unless the award was made pursuant to a non-discretionary formula award program. Consistent with the amendments to Rule 16b-3, the Amended Stock Incentive Plan rescinds the formula award program for non-employee directors previously established under the Stock Incentive Plan.

         Under the Amended Stock Incentive Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the grantee only by the grantee. However, the Amended Stock Incentive Plan permits the designation of beneficiaries by holders of incentive stock options (the existing Stock Incentive Plan does not address such beneficiary designations). Other Awards shall be transferable to the extent provided in the Award agreement.

         The Board may at any time amend, suspend or terminate the Amended Stock Incentive Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code of 1986, as amended (the "Code") the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein, the Company shall obtain stockholder approval of any amendment to the Amended Stock Incentive Plan in such a manner and to such a degree as required. Under the existing Stock Incentive Plan, the Board as required by Rule 16b-3 prior to its most recent amendment must obtain stockholder approval to (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares available under the Plan; or (iii) materially modify the eligibility requirements for participation in the Plan or the class of employees eligible to receive Awards under the Plan.

         Other Terms and Amendments. Stock options granted under the Amended Stock Incentive Plan may be either incentive stock options under the provisions of Section 422 of the Code, or non-qualified stock options. Incentive stock options may be granted only to employees of the Company or any parent or subsidiary corporation of the Company. Awards other than incentive stock options may be granted to employees, directors and consultants. Under the Amended Stock Incentive Plan, Awards may be granted to such employees, directors or consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time (the existing Stock Incentive Plan does not address the grant of awards to such individuals).

         The Amended Stock Incentive Plan authorizes the Administrator to select the employees, directors and consultants of the Company or any Related Entity of the Company to whom Awards may be granted and to determine the terms and conditions of any Award; however the term of an incentive stock option may not be for more than 10 years (or 5 years in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company). The Amended Stock Incentive Plan authorizes the Administrator to grant Awards at an exercise price determined by the Administrator. In the case of incentive stock options, such price cannot be less than 100% (or 110%, in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company) of the fair market value of the Common Stock on the date the option is granted. The exercise price is generally payable in cash or, in certain circumstances, with a promissory note, with such documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of an Award and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or with shares of Common Stock. The aggregate fair market value of the Common Stock with respect to any incentive stock options that are exercisable for the first time by an eligible employee in any calendar year may not exceed $100,000.

         The Awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the agreements to be issued under the Amended Stock Incentive Plan. The Administrator has the authority to accelerate the vesting schedule of Awards so that they become fully vested, exercisable, and released from any restrictions on transfer and repurchase or forfeiture rights in the event of a Corporate Transaction, a Change in Control or a Subsidiary Disposition, each as defined in the Amended Stock Incentive Plan. Effective upon the consummation of the Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its parent. In the event of a Change in Control or a Subsidiary Disposition, each Award shall remain exercisable until the expiration or sooner termination of the Award term. Such accelerated vesting and release from restrictions on transfer and repurchase or forfeiture rights is automatic and not subject to Administrator discretion in the case of options and restricted stock issued to non-employee directors under the formula award provisions of the existing Stock Incentive Plan. Due to the amendments to Rule 16b-3, the formula award program for non-employee directors is being discontinued under the Amended Stock Incentive Plan pursuant to this Proposal
No. 2. The Amended Stock Incentive Plan also permits the Administrator to include a provision whereby the grantee may elect at any time while an employee, director or consultant to exercise any part or all of the Award prior to full vesting of the Award (the existing Stock Incentive Plan does not permit awards to include an early exercise provision).

         Under the Amended Stock Incentive Plan, the Administrator may establish one or more programs under the Amended Stock Incentive Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an Award. The Administrator also may establish under the Amended Stock Incentive Plan separate programs for the grant of particular forms of Awards to one or more classes of grantees. These programs may not be established under the existing Stock Incentive Plan.

Certain Federal Tax Consequences

         The following summarizes only the federal income tax consequences of stock options and shares of restricted stock granted under the Amended Stock Incentive Plan. State and local tax consequences may differ.

         The grant of a nonqualified stock option under the Amended Stock Incentive Plan will not result in any federal income tax consequences to the optionee or to the Company. Upon exercise of a nonqualified stock option, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option price and the fair market value of the Shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee. Any gain or loss on the optionee's subsequent disposition of the Shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the Shares are held for more than twelve months following exercise. The Company does not receive a tax deduction for any such gain. Capital gains currently are taxed at the same rates as ordinary income, except that the maximum marginal rate at which ordinary income is taxed to individuals is currently 39.6% and the maximum rate at which long-term capital gains are taxed is 28%.

         The grant of an incentive stock option under the Amended Stock Incentive Plan will not result in any federal income tax consequences to the optionee or to the Company. An optionee recognizes no federal taxable income upon exercising an incentive stock option ("ISO") (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the Shares of Common Stock. If the optionee does not dispose of the Shares within two years after the ISO was granted, nor within one year after the ISO was exercised and Shares were purchased, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the Shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

         If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than twelve months. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

         The "spread" under an ISO -- i.e., the difference between the fair market value of the Shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

         The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the Shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the recipient. Any gain or loss on the recipient's subsequent disposition of the Shares will receive long or short-term capital gain or loss treatment depending on whether the Shares are held for more than twelve months and depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain. Recipients of restricted stock may make an election under Internal Revenue Code Section 83(b) to recognize as ordinary compensation income in the year that such restricted stock is granted the amount equal to the spread between the amount paid for such stock and the fair market value on date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short term capital gain. The
Section 83(b) election must be made within thirty days from the time the restricted stock is issued.

                                 PROPOSAL NO. 3
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board has selected Arthur Andersen LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 1997. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions from stockholders.

         Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the stockholders at the Meeting in order to ascertain the views of stockholders regarding such selection. A majority of the votes cast at the Annual Meeting, if a quorum is present, will be sufficient to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997. Whether the proposal is approved or defeated, the Board may reconsider its selection at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
           FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP
                    AS THE COMPANY'S INDEPENDENT AUDITORS FOR
                        THE YEAR ENDING DECEMBER 31, 1997

                                  OTHER MATTERS

         Annual Report. The Company has included in the mailing of this Proxy Statement a copy of its Annual Report for the year ended December 31, 1996. The Exhibits to that report will also be provided upon request and payment of the costs of reproduction. Requests should be addressed to Investor Relations, 400 South El Camino Real, 11th Floor, San Mateo, California 94402-1708.

         Section 16(a) Beneficial Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons") to file with the Securities and Exchange Commission (the "Commission") reports of ownership and changes in ownership of equity securities of the Company and to furnish the Company with copies of all such Section 16(a) forms they file. The Exchange Act also requires that the Company disclose delinquencies in filing such forms by Reporting Persons during and with respect to its most recent fiscal year. Based solely on its review of the copies of such reports received or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended December 31, 1996, all Reporting Persons complied with all applicable filing requirements, except that Robert Batinovich's pro rata interest in units of limited partnership interest in Glenborough Properties L.P. received by GPA, Ltd. as partial consideration for its contribution to Glenborough Properties L.P. of the Bond Street Property was reported late.

         Stockholder Proposals at 1998 Annual Meeting. Any stockholder who intends to submit a proposal at the 1998 Annual Meeting and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to Frank E. Austin at the Company for consideration no later than December 7, 1997.

         Other Business. The Company is not aware of any business to be presented for consideration at the Meeting other than that specified in the Notice of Annual Meeting. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.


                            By Order of the Board of Directors

                            /S/ Robert Batinovich

                            ROBERT BATINOVICH

                            Robert Batinovich,
                            President and Chief Executive Officer
San Mateo, California
April 7, 1997

                                    EXHIBIT A
                      GLENBOROUGH REALTY TRUST INCORPORATED
                            1996 STOCK INCENTIVE PLAN
                   (amended and restated as of March 20, 1997)

    1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants of the Company and its Related Entities and to promote the success of the Company's and its Related Entities' business.

    2. Definitions.  As used herein, the following definitions shall apply:

       (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan. All references to the "Committee" in any Award Agreement shall be deemed to refer to the Administrator.

       (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act. All references to "Affiliates" in any Award Agreement issued prior to the date of adoption by the Board of this March 20, 1997 amendment and restatement of the Plan shall be deemed to refer to Parents and Subsidiaries.

       (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

       (d "Award" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan. Award also includes all Options issued in 1996 notwithstanding any recital that the Option is intended to have been issued outside the terms of the Plan.

       (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

       (f) "Board" means the Board of Directors of the Company.

       (g) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

           (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than twenty percent (20%) of the total combined voting power of the Company's outstanding securities, or

           (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

       (h) "Code" means the Internal Revenue Code of 1986, as amended.

       (i) "Committee" means any committee appointed by the Board to administer the Plan.

       (j) "Common Stock" means the common stock of the Company.

       (k) "Company"  means  Glenborough  Realty  Trust  Incorporated,   a
Maryland corporation.

       (l) "Consultant" means any person who is engaged by the Company or any Related Entity to render consulting or advisory services as an independent contractor and is compensated for such services.

       (m) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

       (n) "Continuous Status as an Employee, Director or Consultant" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any approved leave of absence or (ii) transfers between locations of the Company or among the Company, its Related Entities, or any successor in any capacity of Employee, Director or Consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

       (o) "Corporate    Transaction"    means    any   of   the    following
stockholder-approved transactions to which the Company is a party:

           (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

           (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

           (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

       (p) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

       (q) "Director" means a member of the Board.

       (r) "Dividend Equivalent Right" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

       (s) "Employee" means any person, including an Officer or Director, who is an employee of the Company or a Related Entity. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

       (t) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       (u) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

           (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

           (ii) In the absence of an established market of the type described in
(i), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith.

       (v) "Grantee" means an Employee, Director or Consultant who receives an Award under the Plan.

       (w) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

       (x) "Non-Employee Director" means a Director who is not an Officer.

       (y) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

       (z) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

       (aa) "Option" means a stock option granted pursuant to the Plan.

       (bb) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

       (cc) "Performance - Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

       (dd) "Performance Shares" means Shares or an award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

       (ee) "Performance Units" means an award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

       (ff) "Plan" means this 1996 Stock Incentive Plan, as amended and restated.

       (gg) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds an ownership interest, directly or indirectly, including but not limited to Glenborough Corporation, Glenborough Hotel Group, Glenborough Inland Realty Corporation, and Glenborough Properties, L.P.

       (hh) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

       (ii) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

       (jj) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

       (kk) "Share" means a share of the Common Stock.

       (ll) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

       (mm) "Subsidiary Disposition" means the disposition by the Company of its equity holdings in any subsidiary corporation effected by a merger or consolidation involving that subsidiary corporation, the sale of all or substantially all of the assets of that subsidiary corporation or the Company's sale or distribution of substantially all of the outstanding capital stock of such subsidiary corporation.

    3. Stock Subject to the Plan.

       (a) Subject to the provisions of Section 10, below, commencing on November 15, 1996, the maximum aggregate number of Shares which may be issued pursuant to Awards shall be the greater of (i) one million one hundred forty thousand (1,140,000) Shares or (ii) eight percent (8%) of the number of Shares outstanding determined as of the day immediately following the most recent issuance of Shares or securities convertible into Shares; provided that the maximum aggregate number of Shares available for issuance under the Plan shall not be reduced. For purposes of calculating the number of outstanding Shares, all classes of securities of the Company and its Related Entities (including partnership units of Glenborough Properties, L.P.) that are convertible presently or in the future by the security holder into Shares or which may presently or in the future be exchanged for Shares pursuant to redemption rights or otherwise, shall be deemed to be outstanding Shares equal to the number of Shares into which the securities are convertible or redeemable presently or in the future. Notwithstanding the foregoing, subject to the provisions of Section 10, below, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be one million one hundred forty thousand (1,140,000) Shares, and such number shall not be subject to adjustment as described above. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

       (b) If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Award exchange program, or if any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such unissued or retained Shares shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4. Administration of the Plan.

       (a) Plan Administrator.

           (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. Subject to Rule 16b-3 and Applicable Laws, the Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

           (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

           (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more
Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

           (iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

       (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

           (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

           (ii) to determine whether and to what extent Awards are granted hereunder;

           (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

           (iv)  to approve forms of Award Agreement for use under the Plan;

           (v) to determine the terms and conditions of any Award granted hereunder;

           (vi) to amend the terms of any outstanding Award granted under the Plan, including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

           (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

           (viii)to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

           (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

       (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

    5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

    6. Terms and Conditions of Awards.

       (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with an exercise or conversion privilege at a fixed or variable price related to the Common Stock and/or the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or
(iii) any other security with the value derived from the value of the Common Stock or other securities issued by a Related Entity. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two or more of them in any combination or alternative.

       (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

       (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

       (d) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

       (e) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

       (f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

       (g) Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Employee in any calendar year shall be five hundred thousand (500,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to an Employee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Employee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

       (h) Early Exercise. The Award may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or to any other restriction the Administrator determines to be appropriate.

       (i) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

       (j) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferable to the extent provided in the Award Agreement.

       (k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

   7. Award Exercise or Purchase Price, Consideration, Taxes and Reload Options.

       (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

           (i)   In the case of an Incentive Stock Option:

                 (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                 (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

           (ii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

           (iii) In the case of other Awards, such price as is determined by the Administrator.

       (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

           (i)   cash;

           (ii)  check;

           (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

           (iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

           (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Award and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

           (vi)  any combination of the foregoing methods of payment.

       (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

       (d) Reload Options. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

    8. Exercise of Award.

       (a) Procedure for Exercise; Rights as a Stockholder.

           (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

           (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

       (b) Exercise of Award Following Termination of Employment, Director or Consulting Relationship.

           (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Status as an Employee, Director or Consultant only to the extent provided in the Award Agreement.

           (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Status as an Employee, Director or Consultant for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

           (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Status as an Employee, Director or Consultant shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

       (c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

    9. Conditions Upon Issuance of Shares.

       (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

   10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

   11. Corporate Transactions/Changes in Control/Subsidiary Dispositions.

       (a) The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Subsidiary Disposition or at the time of an actual Corporate Transaction, Change in Control or Subsidiary Disposition and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction, Change in Control or Subsidiary Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Status as an Employee or Consultant of the Grantee within a specified period following the effective date of the Change in Control or Subsidiary Disposition. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control or Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its Parent.

       (b) In the event of a Corporate Transaction, each Award granted to Non-Employee Directors pursuant to the formula grant provisions of Section 6 of the Plan prior to this March 20, 1997 amendment and restatement of the Plan which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Award. Effective upon the consummation of the Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its Parent.

       (c) In the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Award granted to Non-Employee
Directors pursuant to the formula grant provisions of Section 6 of the Plan prior to this March 20, 1997 amendment and restatement of the Plan which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by such Award. Each such Award shall remain so exercisable until the expiration or sooner termination of the applicable Award term.

       (d) The portion of any  Incentive  Stock  Option  accelerated  under this
Section 11 in connection with a Corporate Transaction, Change in Control or Subsidiary Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

   12. Term of Plan. The Plan shall terminate with respect to the grant of Incentive Stock Options on April 1, 2006 unless sooner terminated.

   13. Amendment, Suspension or Termination of the Plan.

       (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

       (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

       (c) Any amendment, suspension or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

   14. Reservation of Shares.

       (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

   15. No Effect on Terms of Employment. The Plan shall not confer upon any Grantee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

   16. Stockholder Approval. The Plan became effective when adopted by the Board on April 1, 1996, and was approved by the Company's stockholders on May 30, 1996. On March 20, 1997, the Board adopted and approved an amendment and restatement of the Plan to reflect the amendments promulgated by the Securities and Exchange Commission to Rule 16b-3 applicable to the Plan, to adjust the formula for determining the maximum aggregate number of Shares that may be issued pursuant to Awards by determining the number of Shares outstanding on the day immediately following the most recent issuance of Shares or securities convertible into Shares, to increase the aggregate maximum number of Shares that may be available for the grant of Incentive Stock Options, to permit the grant of Dividend Equivalent Rights, SARs, Performance Units and Performance Shares, to address the rules or laws of foreign jurisdictions applicable to Awards granted to residents therein, to permit Awards to include an early exercise provision, to increase the maximum number of Shares with respect to which Options and SARs may be granted to any Employee in any calendar year (such increase to be effective as of August 2, 1996), and to authorize the establishment under the Plan of separate programs for the grant of particular forms of Awards to one or more classes of Grantees, and programs to permit selected Grantees to elect to defer the receipt of consideration payable under an Award (collectively, the "Amendments"), subject to stockholder approval of the Amendments. Awards may be granted in reliance on the per employee maximum share increase and the formula increase, but no Award issued in reliance on such increases shall become exercisable unless and until the Amendments shall have been approved by the Company's stockholders. If such stockholder approval is not obtained, then the Awards previously granted in reliance on the Amendments shall terminate. None of the other Amendments shall be given effect until they shall have been approved by the Company's stockholders.

                          [FORM OF FRONT OF PROXY CARD]

                                      PROXY

                      GLENBOROUGH REALTY TRUST INCORPORATED
                      400 SOUTH EL CAMINO REAL, 11TH FLOOR
                        SAN MATEO, CALIFORNIA 94402-1708

                             THIS PROXY IS SOLICITED
                                ON BEHALF OF THE
                               BOARD OF DIRECTORS
                                 FOR THE ANNUAL
                               MEETING ON MAY 15,
                                      1997.

     Robert Batinovich, Andrew Batinovich and Sandra L. Boyle (the "Proxies"), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Glenborough Realty Trust Incorporated, (the "Company"), to be held on Thursday, May 15, 1997, and at any adjournments or postponements thereof.

     Election of five directors (or if any nominee is not available for election, such substitute as the Board of Directors or the proxy holders may designate). Nominees: ROBERT BATINOVICH, ANDREW BATINOVICH, PATRICK FOLEY, LAURA WALLACE AND RICHARD A. MAGNUSON.

     BOARD OF DIRECTORS' RECOMMENDATIONS: The Board of Directors recommends a vote FOR the election of directors and FOR Items 2 and 3. If you wish to vote in accordance with the Board of Directors' recommendations, you need not mark any boxes, just sign and date on the reverse side.

                          [FORM OF BACK OF PROXY CARD]

        Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all directors, and FOR Items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

1. Election of Directors (see reverse):
        |_| FOR         |_| WITHHELD
        FOR, except vote withheld from the following nominee(s):


2. To ratify and approve  amendments  to the  Company's  1996
   Stock Incentive Plan.
        |_| FOR         |_| AGAINST         |_| ABSTAIN

3. To ratify the retention of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.
        |_| FOR         |_| AGAINST         |_| ABSTAIN


|_|  MARK HERE FOR        Address:
     ADDRESS CHANGE       ____________________________
     AND NOTE AT RIGHT    ____________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Please sign exactly as your name appears here. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guarian, please give full title as such.

Signature _________________________________  Date ______________

Signature _________________________________  Date ______________